Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Nanometrics Incorporated (the “Company”) that based on his knowledge:

1.

The Annual Report on Form 10-K of the Company for the fiscal year ended December 29, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 25, 2019	By:	/S/ PIERRE-YVES LESAICHERRE
		Name:	Pierre-Yves Lesaicherre
		Title:	Chief Executive Officer (Principal Executive Officer)

Date:	February 25, 2019	By:	/S/ GREG SWYT
		Name:	Greg Swyt
		Title:	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)